UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2023

INNO HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Texas	001-41882	87-4294543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2465 Farm Market 359 South Brookshire, TX	77423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 909-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	INHD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On December 18, 2023, in connection with the closing of the initial public offering (the “Offering”) of 2,500,000 shares (the “Shares”) of common stock, no par value, of Inno Holdings Inc., a Texas corporation (the “Company”), the Company adopted its Amended and Restated Bylaws (the “Amended Bylaws”), effective the same day. The terms of the Amended Bylaws are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Bylaws is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 18, 2023, the Company issued a press release announcing that it had closed its underwritten public offering described in Item 1.01 of the Current Report on Form 8-K filed on December 5, 2023. The Company’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed to be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

As previously disclosed, on December 4, 2023, the Company entered into that certain underwriting agreement (the “Underwriting Agreement”) with AC Sunshine Securities LLC, as the representative of the underwriters listed on Schedule A thereto (the “Representative”) in connection with the Offering of the Shares at an offering price of $4.00 per share (the “Public Offering Price”). The Company also granted the underwriters an option exercisable for 45-days to purchase up to 375,000 shares of Common Stock as the Public Offering Price, less the underwriting discount to cover-over allotment. Additionally, the Company also issued warrants to the Representative and its affiliates (the “Representative’s Warrants”) to purchase up to 201,250 shares of Common Stock at an exercise price of $4.80 per share, subject to adjustment as set forth in the Representative’s Warrants, exercisable from June 18, 2024 and valid until December 18, 2028.

The Shares were offered and sold pursuant to the Company’s Registration Statement on Form S-1, as amended (File No. 333-273429), originally filed with the Securities and Exchange Commission (the “Commission”) on July 26, 2023 (the “Registration Statement”) and declared effective by the Commission on November 9, 2023. The Common Stock commenced trading on the Nasdaq Capital Market on December 14, 2023, under the symbol “INHD.” The closing of the Offering took place on December 18, 2023.

The total gross proceeds from the Offering were $10,000,000, before deducting underwriting discounts and other offering expenses associated with the Offering payable by the Company.

The Company intends to use the net proceeds from the Offering to increase our marketing capabilities, increase production capacity, expand research and development, evaluate strategic opportunities and other working capital and general corporate purposes.

The foregoing descriptions of the Representative’s Warrants purport to be only summaries. The Representative’s Warrants is filed as Exhibits 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Company
4.1	Underwriter’s Warrant, dated December 18, 2023, issued by Inno Holdings Inc.
99.1	Press Release of the Company dated as of December 18, 2023
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNO HOLDINGS INC.

By:	/s/ Dekui Liu
Name:	Dekui Liu
Title:	Chief Executive Officer, Director and Chairman

Date: December 18, 2023

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